Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS

RECORD NET EARNINGS OF $107.1 MILLION

FOR THE THIRD QUARTER OF 2012

Third Quarter 2012 Highlights and Updated 2012 Guidance:

•                  Annualized return on equity of 12.5% and annualized operating return on equity(a) of 14.2%

•                  Net earnings of $107.1 million, or $1.05 per diluted share

•                  Book value per share increased 4.2% to $34.60

•                  Net earned premium increased 4% to $563.7 million

•                  GAAP combined ratio of 79.1%

•                  Updated net earnings guidance of $3.50 to $3.65 per diluted share for 2012

HOUSTON (October 30, 2012) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its third quarter ended September 30, 2012.

Net earnings were $107.1 million for the third quarter of 2012, compared to $60.4 million for the third quarter of 2011.  Net earnings per diluted share were $1.05 for the third quarter of 2012, versus $0.56 for the same quarter of 2011.  Net earnings were $283.1 million for the first nine months of 2012, or $2.76 per diluted share, compared to $176.9 million, or $1.57 per diluted share, for the same period of 2011.

The 2012 results include pretax net catastrophe losses of $8.0 million and $20.3 million for the third quarter and first nine months of 2012, respectively, which reduced net earnings per share by $0.05 and $0.13 in the respective periods.  The 2011 results include pretax net catastrophe losses of $34.6 million and $107.9 million for the third quarter and first nine months of 2011, respectively, which reduced net earnings per share by $0.21 and $0.63 in the respective periods.  Catastrophe losses added 1.4 and 1.3 percentage points to the Company’s net loss ratio for the third quarter and first nine months of 2012, respectively.

The Company’s combined ratio was 79.1% for the third quarter of 2012, compared to 93.1% for the third quarter of 2011.  The combined ratio was 83.3% for the first nine months of 2012, versus 92.6% for the same period of 2011.  HCC’s paid loss ratio was 56.3% for the first nine months of 2012, compared to 59.4% for the same period of 2011.

Book value per share increased 4.2% for the third quarter of 2012 to $34.60 at September 30, 2012.

“The third quarter was a record quarter and continued our excellent operating performance and strong cash flow across all of our segments,” HCC Chief Executive Officer John N. Molbeck, Jr. said.

HCC had net favorable loss development of $34.6 million in the third quarter of 2012, compared to net favorable development of $0.6 million in the same quarter of 2011, and net favorable development of $34.6 million in the first nine months of 2012, versus net adverse development of $21.6 million in the same period of 2011.

Gross written premium increased 6% to $665.8 million for the third quarter of 2012, compared to $628.8 million for the same quarter of 2011.  Net written premium increased 4% to $530.3 million for the third quarter of 2012, versus $512.3 million for the same quarter of 2011.  Net earned premium increased 4% to $563.7 million for the third quarter of 2012, compared to $544.3 million for the same quarter of 2011.

Gross written premium increased 6% to $2.1 billion for the first nine months of 2012, compared to $2.0 billion for the same period of 2011.  Net written premium increased 4% to $1.7 billion for the first nine months of 2012, versus $1.7 billion for the same period of 2011.  Net earned premium increased 6% to $1.7 billion for the first nine months of 2012, compared to $1.6 billion for the same period of 2011.

Investment income increased to $56.3 million in the third quarter of 2012, compared to $54.8 million in the same period of 2011.  Investment income increased to $166.6 million in the first nine months of 2012, compared to $158.8 million in the same period of 2011.  The Company’s fixed maturity securities portfolio increased 9% to $6.3 billion at September 30, 2012, from $5.8 billion at September 30, 2011.  The Company’s total investments increased 11% to $6.7 billion at September 30, 2012, from $6.1 billion at September 30, 2011.

As of September 30, 2012, HCC’s fixed maturity securities portfolio had an average rating of AA, with a duration of 4.6 years and an average long-term tax equivalent yield of 4.8%.

In the first nine months of 2012, the Company generated cash flow from operating activities of $496.0 million, compared to $288.0 million in the same period of 2011.  The Company’s liquidity position remains strong with $224.4 million of cash and short-term investments and $340.1 million of available capacity under its $600.0 million revolving loan facility at September 30, 2012.

As of September 30, 2012, total assets were $10.1 billion, shareholders’ equity was $3.5 billion and the Company’s debt to total capital ratio was 13.5%.

UPDATED EARNINGS GUIDANCE: Based on the Company’s results through the first nine months, HCC’s management estimates the Company will achieve net earnings of $3.50 to $3.65 per diluted share for the full year of 2012.  These estimated results assume the following: gross written premium of $2.8 billion; net written premium of $2.3 billion; a combined ratio of 84% - 86%; and average fully diluted shares outstanding of 100 million shares.  For the fourth quarter of 2012, the Company’s guidance includes 2.6 loss ratio points for net catastrophe losses in its

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property treaty and property direct and facultative businesses and, consistent with its prior guidance, no provision for loss development, foreign currency fluctuation, net realized investment gains (losses) or other-than-temporary impairment credit losses.

For further information about HCC’s 2012 third quarter results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)

HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, October 31.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, February 1, 2013.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

a)  Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure as defined by Regulation G and is calculated as operating earnings (or net earnings excluding after-tax net realized investment gain (loss), other-than-temporary impairment credit losses and foreign currency benefit (expense)) divided by average shareholders’ equity excluding accumulated other comprehensive income.  To annualize a quarterly rate, the result is multiplied by four.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains (losses) and foreign currency benefit (expense) that the Company does not consider in evaluating its operating results internally.

Contact:                                                   Doug Busker, Director of Investor Relations

HCC Insurance Holdings, Inc.

Telephone:  (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

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*     *     *     *     *

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HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Nine months ended		Three months ended
	September 30,		September 30,
	2012	2011	2012	2011

Gross written premium	$2,140,005	$2,020,137	$665,763	$628,847

Net written premium	1,730,799	1,661,091	530,307	512,334

Net earned premium	1,676,122	1,576,987	563,650	544,256

Net investment income	166,642	158,782	56,342	54,765

Total revenue	1,873,484	1,759,084	631,673	610,524

Net earnings	283,139	176,905	107,062	60,437

Earnings per share (diluted)	$2.76	$1.57	$1.05	$0.56

Weighted-average shares outstanding (millions)	100.6	110.9	99.7	107.0

Net loss ratio	57.9%	67.4%	53.9%	69.9%

Combined ratio	83.3%	92.6%	79.1%	93.1%

Paid loss ratio	56.3%	59.4%	59.2%	55.5%

	September 30,	December 31,
	2012	2011

Total investments	$6,712,411	$6,049,750

Total assets	10,080,384	9,597,278

Shareholders’ equity	3,504,820	3,273,982

Debt to total capital ratio	13.5%	12.8%

Book value per share	$34.60	$31.45

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	September 30,	December 31,
	2012	2011
ASSETS

Investments:
Fixed income securities - available for sale, at fair value	$6,315,365	$5,718,834
Fixed income securities - held to maturity, at amortized cost	—	161,102
Equity securities	202,864	—
Short-term investments	160,138	133,917
Other investments	34,044	35,897
Total investments	6,712,411	6,049,750
Cash	64,293	104,550
Restricted cash	125,974	229,821
Premium, claims and other receivables	604,881	688,732
Reinsurance recoverables	1,013,957	1,056,068
Ceded unearned premium	262,168	222,300
Ceded life and annuity benefits	58,771	61,061
Deferred policy acquisition costs	199,401	189,633
Goodwill	885,860	872,814
Other assets	152,668	122,549

Total assets	$10,080,384	$9,597,278

LIABILITIES

Loss and loss adjustment expense payable	$3,692,250	$3,658,317
Life and annuity policy benefits	58,771	61,061
Reinsurance, premium and claims payable	321,064	366,499
Unearned premium	1,118,094	1,031,034
Deferred ceding commissions	74,441	62,364
Notes payable	548,906	478,790
Accounts payable and accrued liabilities	762,038	665,231

Total liabilities	6,575,564	6,323,296

SHAREHOLDERS’ EQUITY

Common stock	124,459	122,720
Additional paid-in capital	1,046,435	1,001,308
Retained earnings	2,664,745	2,429,818
Accumulated other comprehensive income	318,239	227,659
Treasury stock	(649,058)	(507,523)

Total shareholders’ equity	3,504,820	3,273,982

Total liabilities and shareholders’ equity	$10,080,384	$9,597,278

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Nine months ended		Three months ended
	September 30,		September 30,
	2012	2011	2012	2011

REVENUE

Net earned premium	$1,676,122	$1,576,987	$563,650	$544,256
Net investment income	166,642	158,782	56,342	54,765
Other operating income	23,229	23,625	10,840	8,829
Net realized investment gain	8,519	3,169	1,472	2,674
Other-than-temporary impairment credit losses	(1,028)	(3,479)	(631)	—

Total revenue	1,873,484	1,759,084	631,673	610,524

EXPENSE

Loss and loss adjustment expense, net	969,767	1,062,240	304,014	380,372
Policy acquisition costs, net	211,554	193,180	67,620	57,496
Other operating expense	268,164	244,491	100,458	84,254
Interest expense	19,101	16,597	5,962	5,610

Total expense	1,468,586	1,516,508	478,054	527,732

Earnings before income tax expense	404,898	242,576	153,619	82,792
Income tax expense	121,759	65,671	46,557	22,355

Net earnings	$283,139	$176,905	$107,062	$60,437

Basic earnings per share data:
Net earnings per share	$2.77	$1.58	$1.06	$0.56

Weighted-average shares outstanding (millions)	100.3	110.7	99.4	106.9

Diluted earnings per share data:
Net earnings per share	$2.76	$1.57	$1.05	$0.56

Weighted-average shares outstanding (millions)	100.6	110.9	99.7	107.0

Cash dividends declared, per share	$0.475	$0.445	$0.165	$0.155

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$117,300	$116,933	—%	$34,430	$37,877	(9)%
E&O	46,483	52,961	(12)	14,990	15,963	(6)
Public Risk	67,066	55,724	20	23,821	21,426	11
Other	250,175	184,115	36	89,170	68,956	29
	481,024	409,733	17	162,411	144,222	13

Professional Liability
U.S. D&O	297,933	312,881	(5)	111,749	112,220	—
International D&O	79,943	80,022	—	20,377	18,411	11
	377,876	392,903	(4)	132,126	130,631	1

Accident & Health
Medical Stop-loss	583,639	527,401	11	195,665	176,247	11
Other	38,974	37,834	3	14,073	15,225	(8)
	622,613	565,235	10	209,738	191,472	10

U.S. Surety & Credit
Surety	121,087	127,219	(5)	40,325	40,257	—
Credit	45,591	42,149	8	15,651	15,158	3
	166,678	169,368	(2)	55,976	55,415	1

International
Energy	125,578	113,410	11	14,864	17,029	(13)
Property Treaty	134,527	124,750	8	20,672	20,635	—
Liability	58,293	68,713	(15)	18,051	20,642	(13)
Surety & Credit	61,759	65,853	(6)	18,308	18,664	(2)
Other	79,954	74,629	7	23,305	18,804	24
	460,111	447,355	3	95,200	95,774	(1)

Exited Lines	31,703	35,543	(11)	10,312	11,333	(9)
Totals	$2,140,005	$2,020,137	6%	$665,763	$628,847	6%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$92,043	$88,786	4%	$28,638	$29,701	(4)%
E&O	44,335	52,035	(15)	14,100	15,449	(9)
Public Risk	54,185	43,926	23	18,618	17,530	6
Other	107,303	88,465	21	38,616	30,096	28
	297,866	273,212	9	99,972	92,776	8

Professional Liability
U.S. D&O	218,794	239,894	(9)	81,968	86,202	(5)
International D&O	45,604	47,600	(4)	11,293	10,644	6
	264,398	287,494	(8)	93,261	96,846	(4)

Accident & Health
Medical Stop-loss	583,344	527,255	11	195,671	176,199	11
Other	38,674	37,550	3	13,976	15,160	(8)
	622,018	564,805	10	209,647	191,359	10

U.S. Surety & Credit
Surety	110,074	119,780	(8)	36,689	37,037	(1)
Credit	36,791	35,981	2	14,080	13,623	3
	146,865	155,761	(6)	50,769	50,660	—

International
Energy	83,353	68,329	22	2,340	5,432	(57)
Property Treaty	113,302	100,139	13	13,483	14,013	(4)
Liability	53,954	63,248	(15)	16,638	18,815	(12)
Surety & Credit	55,887	62,155	(10)	16,074	18,689	(14)
Other	61,693	50,415	22	18,031	12,415	45
	368,189	344,286	7	66,566	69,364	(4)

Exited Lines	31,463	35,533	(11)	10,092	11,329	(11)
Totals	$1,730,799	$1,661,091	4%	$530,307	$512,334	4%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Nine months ended September 30,			Three months ended September 30,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$87,890	$83,879	5%	$29,670	$29,279	1%
E&O	47,177	56,354	(16)	15,198	17,997	(16)
Public Risk	48,363	36,523	32	16,571	13,344	24
Other	82,163	68,365	20	26,302	25,326	4
	265,593	245,121	8	87,741	85,946	2

Professional Liability
U.S. D&O	252,622	270,408	(7)	81,955	90,154	(9)
International D&O	45,832	36,832	24	15,594	13,912	12
	298,454	307,240	(3)	97,549	104,066	(6)

Accident & Health
Medical Stop-loss	583,344	527,255	11	195,671	176,199	11
Other	40,733	41,063	(1)	13,378	15,516	(14)
	624,077	568,318	10	209,049	191,715	9

U.S. Surety & Credit
Surety	118,944	121,093	(2)	39,336	40,284	(2)
Credit	35,288	32,216	10	14,052	11,622	21
	154,232	153,309	1	53,388	51,906	3

International
Energy	61,377	47,369	30	20,488	18,686	10
Property Treaty	77,422	64,528	20	28,415	26,563	7
Liability	57,603	60,181	(4)	18,472	20,283	(9)
Surety & Credit	53,701	56,009	(4)	18,756	19,952	(6)
Other	52,200	39,371	33	19,700	13,810	43
	302,303	267,458	13	105,831	99,294	7

Exited Lines	31,463	35,541	(11)	10,092	11,329	(11)
Totals	$1,676,122	$1,576,987	6%	$563,650	$544,256	4%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Nine months ended		Three months ended
	September 30,		September 30,
	2012	2011	2012	2011

Sources of net investment income:

Fixed maturity securities
Taxable	$86,548	$84,228	$28,330	$30,009
Exempt from U.S. income taxes	80,163	74,713	27,291	24,887
Total fixed maturity securities	166,711	158,941	55,621	54,896
Equity securities	2,339	—	1,346	—
Short-term investments	397	420	295	99
Other	1,699	2,992	831	962
Total investment income	171,146	162,353	58,093	55,957
Investment expense	(4,504)	(3,571)	(1,751)	(1,192)

Net investment income	$166,642	$158,782	$56,342	$54,765

Unrealized gain on available for sale securities:

Increase in unrealized gain for period, before tax	$145,007	$156,239	$90,353	$97,883

Unrealized gain at:

September 30, 2012	$476,076

June 30, 2012	$385,723

March 31, 2012	$352,538

December 31, 2011	$331,069

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Nine months ended		Nine months ended
	September 30, 2012		September 30, 2011
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$87,890	56.9%	$83,879	64.9%
E&O	47,177	74.1	56,354	73.7
Public Risk	48,363	95.9	36,523	84.5
Other	82,163	27.8	68,365	32.1
	265,593	58.0	245,121	60.7

Professional Liability
U.S. D&O	252,622	64.9	270,408	96.6
International D&O	45,832	14.5	36,832	(10.0)
	298,454	57.1	307,240	83.9

Accident & Health
Medical Stop-loss	583,344	73.1	527,255	74.2
Other	40,733	50.5	41,063	50.7
	624,077	71.7	568,318	72.5

U.S. Surety & Credit
Surety	118,944	24.7	121,093	25.2
Credit	35,288	37.0	32,216	36.6
	154,232	27.5	153,309	27.6

International
Energy	61,377	42.5	47,369	52.5
Property Treaty	77,422	22.0	64,528	95.9
Liability	57,603	49.5	60,181	18.1
Surety & Credit	53,701	57.7	56,009	40.9
Other	52,200	45.9	39,371	140.0
	302,303	41.9	267,458	65.7

Exited Lines	31,463	91.7	35,541	73.1

Totals	$1,676,122	57.9%	$1,576,987	67.4%

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measure to GAAP

(Unaudited, in thousands)

	Nine months ended		Three months ended
	September 30,		September 30,
	2012	2011	2012	2011

Numerator:

GAAP net earnings	$283,139	$176,905	$107,062	$60,437

Exclude:
Net realized investment gain, net of tax*	5,537	2,060	956	1,738
OTTI credit losses, net of tax*	(668)	(2,261)	(410)	—
Foreign currency benefit (expense), net of tax*	(3,476)	1,612	(4,412)	309
Total items excluded from operating earnings	1,393	1,411	(3,866)	2,047

Operating earnings	$281,746	$175,494	$110,928	$58,390

Denominator:

GAAP equity - beginning of period	$3,273,982	$3,278,400	$3,343,257	$3,251,662

Exclude - Accumulated other comprehensive income	227,659	97,186	259,776	145,887

Beginning equity, as adjusted	$3,046,323	$3,181,214	$3,083,481	$3,105,775

GAAP equity - end of period	$3,504,820	$3,249,107	$3,504,820	$3,249,107

Exclude - Accumulated other comprehensive income	318,239	202,018	318,239	202,018

Ending equity, as adjusted	$3,186,581	$3,047,089	$3,186,581	$3,047,089

Average equity, as adjusted	$3,116,452	$3,114,152	$3,135,031	$3,076,432

Annualized operating return on equity	12.1%	7.5%	14.2%	7.6%

* Tax adjustment calculated using 35% statutory tax rate.